                                                                   Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                        Berkshire Partners LLC

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           11/17/2022

Designated Filer:                           Berkshire Partners LLC

Signature:

Berkshire Partners LLC

By: BPSP, L.P., its managing member
By: Berkshire Partners Holdings LLC, its general partner

/s/Sharlyn C. Heslam
-----------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

11/21/2022
----------
Date

                              Joint Filer Information

Name of Joint Filer:                        Berkshire Fund VIII-A, L.P.

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           11/17/2022

Designated Filer:                           Berkshire Partners LLC

Signature:

Berkshire Fund VIII-A, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/Sharlyn C. Heslam
-------------------------------
Name: Sharlyn C. Heslam
Title: Managing Director

11/21/2022
----------
Date

                              Joint Filer Information

Name of Joint Filer:                        Berkshire Fund VIII, L.P.

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           11/17/2022

Designated Filer:                           Berkshire Partners LLC

Signature:

Berkshire Fund VIII, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/Sharlyn C. Heslam
------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

11/21/2022
----------
Date

                              Joint Filer Information

Name of Joint Filer:                        Berkshire Investors III LLC

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           11/17/2022

Designated Filer:                           Berkshire Partners LLC

Signature:

Berkshire Investors III LLC

/s/Sharlyn C. Heslam
-----------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

11/21/2022
----------
Date

                              Joint Filer Information

Name of Joint Filer:                        Berkshire Investors IV LLC

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           11/17/2022

Designated Filer:                           Berkshire Partners LLC

Signature:

Berkshire Investors IV LLC

/s/Sharlyn C. Heslam
------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

11/21/2022
----------
Date

                              Joint Filer Information

Name of Joint Filer:                        Eighth Berkshire Associates LLC

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           11/17/2022

Designated Filer:                           Berkshire Partners LLC

Signature:

Eighth Berkshire Associates LLC

/s/Sharlyn C. Heslam
-----------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

11/21/2022
----------
Date

                              Joint Filer Information

Name of Joint Filer:                        Berkshire Partners Holdings LLC

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           11/17/2022

Designated Filer:                           Berkshire Partners LLC

Signature:

Berkshire Partners Holdings LLC

/s/Sharlyn C. Heslam
-------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

11/21/2022
----------
Date

                              Joint Filer Information

Name of Joint Filer:                        BPSP, L.P.

Address of Joint Filer:                     200 Clarendon Street
                                            35th Floor
                                            Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:   Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                           11/17/2022

Designated Filer:                           Berkshire Partners LLC

Signature:

BPSP, L.P.

By: Berkshire Partners Holdings LLC, its general partner

/s/Sharlyn C. Heslam
------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

11/21/2022
----------
Date